SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 26, 2022

MERITOR, INC.
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-15983	38-3354643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2135 West Maple Road, Troy, Michigan	48084-7186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 435-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 Par Value	MTOR	New York Stock Exchange

Item 5.07          Submission of Matters to a Vote of Security Holders.

On May 26, 2022, Meritor, Inc., an Indiana corporation (“Meritor”), held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 21, 2022, by and among Meritor, Cummins Inc., an Indiana corporation (“Cummins”), and Rose NewCo Inc., an Indiana corporation and a wholly owned subsidiary of Cummins (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Meritor (the “Merger”), with Meritor surviving the Merger as a wholly owned subsidiary of Cummins.

As of April 11, 2022, the record date for the Special Meeting, there were 70,852,942 shares of common stock, par value $1.00 per share, of Meritor (“Common Stock”) outstanding, each of which was entitled to one vote for each proposal at the Special Meeting.  At the Special Meeting, a total of 57,955,116 shares of Common Stock, representing approximately 81.79% of the outstanding shares issued and outstanding and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	the proposal to approve the Merger Agreement;

(2)	the proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to Meritor’s named executive officers in connection with the Merger; and

(3)
the proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement or in the absence of a quorum.

The proposals were approved by the requisite vote of Meritor’s shareholders. The final voting results for each proposal are described below.  For more information on each of these proposals, see Meritor’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2022.

1.          Proposal to approve the Merger Agreement:
For	Against	Abstain
57,715,055	137,525	102,536

2.	Proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to Meritor’s named executive officers in connection with the Merger:
For	Against	Abstain
54,150,857	2,117,696	1,686,563

3.
Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement or in the absence of a quorum:

For	Against	Abstain
52,419,124	3,925,037	1,610,955

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various customary conditions, including (1) receipt of specified regulatory approvals; (2) the absence of an enacted law, injunction or order prohibiting the Merger; (3) the accuracy of the representations and warranties contained in the Merger Agreement (generally subject to a material adverse effect qualification); (4) compliance in all material respects with the covenants and agreements in the Merger Agreement; (5) absence of an effect or effects that have had a Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing or that would reasonably be expected to have a Company Material Adverse Effect within a reasonable period following the closing of the Merger; and (6) the absence of an enacted law, injunction or order in connection with specified regulatory approvals that would require Cummins, Meritor or any of their respective subsidiaries to take or commit to take an action that constitutes or would reasonably be expected to result in a Burdensome Condition (as defined in the Merger Agreement).  As of the date of this report, Meritor continues to expect to complete the Merger by the end of calendar year 2022.

Item 8.01          Other Events.

On May 26, 2022, Meritor issued a press release announcing the preliminary results of the Special Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated May 26, 2022.
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward-Looking Statements

This communication contains statements relating to future results of Meritor (including certain outlooks, projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the Merger within the expected timeframes or at all; risks related to disruption of management’s attention from ongoing business operations due to the Merger; the effect of the announcement of the Merger on the ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Meritor does business, or on operating results and business generally; the ability to meet expectations regarding the timing and completion of the Merger; risks associated with Merger-related litigation; the duration and severity of the COVID-19 pandemic and its effects on public health, the global economy and financial markets, as well as Meritor’s industry, customers, operations, workforce, supply chains, distribution systems and demand for its products; the ongoing conflict between Russia and Ukraine; reliance on major OEM customers and possible negative outcomes from contract negotiations with Meritor’s major customers, including failure to negotiate acceptable terms in contract renewal negotiations and Meritor’s ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; Meritor’s ability to successfully manage rapidly changing volumes in the commercial truck markets and work with its customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, transportation and labor, and Meritor’s ability to manage or recover such costs; technological changes in Meritor’s industry as a result of the trends toward electrified drivetrains and the integration of advanced electronics and their impact on the demand for Meritor’s products and services; Meritor’s ability to manage possible adverse effects on European markets or Meritor’s European operations, or financing arrangements related thereto in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, restrictive government actions regarding trade, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); risks related to Meritor’s joint ventures; the ability to achieve the expected benefits of strategic initiatives and restructuring actions; Meritor’s ability to successfully consummate the acquisition of the Siemens Commercial Vehicles Bus & Truck business; Meritor’s ability to successfully integrate the products and technologies of the Siemens Commercial Vehicles Bus & Truck business and future results of such acquisition, including its generation of revenue and its being accretive; the demand for commercial and specialty vehicles for which Meritor supplies products; whether Meritor’s liquidity will be affected by declining vehicle production in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development and launch of new products; labor relations of Meritor and Meritor’s suppliers and customers, including potential disruptions in supply of parts to Meritor’s facilities or demand for Meritor’s products due to work stoppages; the financial condition of Meritor’s suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by Meritor suppliers; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of Meritor’s debt; Meritor’s ability to continue to comply with covenants in Meritor’s financing agreements; Meritor’s ability to access capital markets; credit ratings of Meritor’s debt; the outcome of existing and any future legal proceedings, including any proceedings or related liabilities with respect to environmental, asbestos-related, or other matters; rising costs of pension benefits; possible changes in accounting rules; and other substantial costs, risks and uncertainties, including but not limited to those detailed in Meritor’s Annual Report on Form 10-K for the year ended October 3, 2021, Meritor’s Quarterly Report on Form 10-Q for the quarter ended April 3, 2022 and from time to time in other filings of Meritor with the SEC. These forward-looking statements are made only as of the date hereof, and Meritor undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 26, 2022

MERITOR, INC.

By:	/s/ Scott M. Confer
	Name:	Scott M. Confer
	Title:	Vice President and Interim Corporate Secretary